FINANCING INCOME, NET (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
Other Income and Expenses [Abstract]
Interest income	$ 4,605	$ 3,352	$ 1,834
Exchange rate income (loss), net	(1,428)	(281)	554
Bank charges	(99)	(87)	(112)
Total	$ 3,078	$ 2,984	$ 2,276